MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2000-1
September 1, 2002 through September 30, 2002


I.  ORIGINAL TRANSACTION  PARAMETERS
A. Initial Receivables					$1,691,514,913.43
B. Level Pay Pool Balance of the Initial Receivables	$1,547,664,535.91
C. Last Scheduled Payment Pool Balance of the
	Initial Receivables				$143,850,377.52
D. Notes
       1. Class A-1
             a. Initial Balance				$165,000,000.00
             b. Note Interest Rate			6.72625%
             c. Noteholders' Final Scheduled
		Payment Date				5/15/01
       2. Class A-2
             a. Initial Balance				$500,000,000.00
             b. Note Interest Rate			6.9500%
             c. Noteholders' Final Scheduled
		Payment Date				2/15/03
       3. Class A-3
             a. Initial Balance				$490,000,000.00
             b. Note Interest Rate			7.0000%
             c. Noteholders' Final Scheduled
		Payment Date				6/15/04
       4. Class A-4
             a. Initial Balance				$384,000,000.00
             b. Note Interest Rate			7.0800%
             c. Noteholders' Final Scheduled
		Payment Date				2/15/05
       5. Class B
             a. Initial Balance				$117,000,000.00
             b. Note Interest Rate			7.55000%
             c. Noteholders' Final Scheduled
		Payment Date				7/15/05
E. Certificates Initial Balance				$144,000,015.15
F. Servicing Fee Rate 					1.0%
      Servicing Fee Rate for Deferred Receivables
	during Deferral Period				0.25%
G. Weighted Average Coupon (WAC) of the Initial
	Receivables					6.980%
H. Weighted Average Original Term to Maturity  (WAOM)
	of the Initial Receivables			57.85 months
I. Weighted Average Remaining Term to Maturity
	(WAM) of the Initial Receivables		56.47 months
J. Number of Initial Receivables	 		76,387
K. Reserve Account
      1. Initial Reserve Account Deposit Percentage
	of Initial Pool					1.00%
      2. Reserve Account Deposit on the Closing Date	$15,798,181.38
      3. Specified Reserve Balance Percentage		2.25%
L. Yield Supplement Account Deposit on the Closing
	Date						$19,429,064.99
M. Yield Supplement Over Collateralization Balance
	on Closing Date					$111,696,775.02
N. Adjusted Principal Balance of Initial Receivables	$1,800,000,015.15
O. Pre-Funding	$0.00
      1. Initial Pre-Funded Amount (Net of Reserve)	$222,347,151.43
      2. Initial Closing Date				8/16/00
      3. End of Pre-Funding Period			9/21/00
      4. Fixed Percentage for Calculating Maximum
	Negative Carry Amount				2.50%
      5. Initial Weighted Average Rate			6.454%
      6. Negative Carry Account Initial Deposit		$725,499.28

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A. Total Pool Balance					$866,880,039.09
B. Level Payment Pool Balance				$747,289,595.75
C. Last Scheduled Payment Pool Balance			$119,590,443.34
D. Notes
1. Class A-1
      a. Prior Month Note Balance			$0.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
2. Class A-2
      a. Prior Month Note Balance			$0.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
3. Class A-3
      a. Prior Month Note Balance			$182,604,147.64
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
4. Class A-4
      a. Prior Month Note Balance			$384,000,000.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
5. Class B
      a. Prior Month Note Balance			$117,000,000.00
      b. Interest Carryover Shortfall			0.00
      c. Principal Carryover Shortfall			0.00
E. Certificate Balance					$144,000,015.15
F. Reserve Account Balance				$40,408,546.71
G. Yield Supplement Account Balance			$0.00
H. Payahead Account Balance				$61,243.37
I. Yield Supplement Over Collatralization Balance 	$39,275,876.30
J. Pre-Funding Account Balance				$0.00
K. Negative Carry Account Balance			$0.00
L. Deferred Receivables					$0.00
M. Cumulative Losses for All Prior Periods		$56,598,057.77
N. Weighted Average Coupon (WAC)			6.613%
O. Weighted Average Remaining Term to Maturity
	(WAM) 						33.59
P. Number of Contracts	 				59,516
Q. Total Subsequent Receivables Sold as of
	Related Cutoff Dates				0
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total						0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A. Precomputed Contracts Level Payment Principal
      1. Scheduled Principal Reduction			241,036.08
      2. Prepayments in Full				65,132.51
      3. Repurchased Receivables Principal 		0.00
      4. Repurchased Receivables Interest		0.00
B. Total Collections for Precomputed Contracts 		348,141.19
C. Precomputed Contracts - Principal on Last
	Scheduled Payments
      1. Collected Principal				40,650.13
      2. Repurchased Receivables Principal 		0.00
      3. Repurchased Receivables Interest		0.00
      4. Last Scheduled Payment Principal Paid in
	Full Prior to Month of Maturity			40,650.13
      5. Last Scheduled Payment Principal Due on
	Loans Matured This Month			0.00
D. Simple Interest Contracts - Level Payment
      1. Principal Reduction				32,327,602.32
      2. Collected Principal				32,285,671.21
      3. Collected Interest				4,735,681.72
      4. Repurchased Receivables Principal 		0.00
      5. Repurchased Receivables Interest		0.00
E. Simple Interest Contracts - Principal on Last
	Scheduled Payments
      1. Collected Principal				1,149,356.11
      2. Repurchased Receivables Principal 		0.00
      3. Repurchased Receivables Interest		0.00
      4. Last Scheduled Payment Principal Collected
	Prior to Month of Maturity			1,115,802.70
      5. Last Scheduled Payment Principal Due on
	Loans Matured This Month			89,181.02
F. Yield Supplement Information
      1. Yield Supplement Amount 			0.00
      2. Specified Yield Supplement Account Balance	0.00
      3. Deposit to Yield Supplement Acct for
	Subsequent Rec. Sold This  Period		0.00
G. Yield Supplement Over Collateralization		36,399,322.16
H. Advances
      1. Actuarial Advances
            a. Beginning Actuarial Advances		140,822.06
            b. Pmts Due Prior to Cutoff Date on
		Subsequent Rec. Sold This Period	0.00
            c. Current Month Actuarial Advances 	34,050.09
            d. Reimbursement of Actuarial Advances 	44,898.70
            e. Ending Actuarial Advances		129,973.45
      2. Precomputed Loans - Last Scheduled
	Payment Advances
            a. Beginning Last Scheduled Payment
		Advances				5,012.77
            b. Current Month Last Scheduled
		Payment Advances			0.00
            c. Reimbursement of Last Scheduled
		Payment Advances 			0.00
            d. Ending Last Scheduled Payment Advances	5,012.77
      3. Simple Interest Loans - Last Scheduled
	Payment Advances
            a. Beginning Last Scheduled Payment
		Advances				129,115.40
            b. Current Month Last Scheduled Payment
		Advance					120,632.06
            c. Reimbursement of Last Scheduled
		Payment Advances			33,289.55
            d. Ending Last Scheduled Payment Advances	216,457.91
      4. Net Servicer Advances 				76,493.90
I. Payahead Account Activity
      1. Net Increase/(Decrease) in Payahead
	Account Balance					658.67
      2. Payahead Balance of Loans Defaulted
	this Period					0.00
      3. Deposit to Payahead Account for Subsequent
	Receivables Sold This  Period			0.00
      4. Ending Payahead Balance 			61,902.04
J.  Rule of 78s Payment					0.00
K. Weighted Average Coupon of Remaining
	Portfolio (WAC)					6.618%
L. Weighted Average Remaining Maturity (WAM)		32.62
M. Remaining Number of Receivables			58,266
N. Delinquent Contracts	Contracts	Amount
      1.   30-59 Days
	Delinquent	1,672 	2.87%	$27,026,318.93 	3.26%
      2.   60-89 Days
	Delinquent	336 	0.58%	$5,567,026.88 	0.67%
      3.   90 Days or more
	Delinquent	370 	0.64%	$6,567,057.30 	0.79%
O. Net Loss and Defaulted Receivables
	Information
      1. Vehicles Repossessed
	During Month 	163 		$1,945,852.40
      2. Loans Defaulted During
	the Month	203
      3. Level Payment Principal Balance of
	Defaulted Receivables				2,825,568.98
      4. Last Scheduled Payment Principal Balance of
	Defaulted Receivables				715,020.07
      5. Level Payment Liquidation Proceeds		684,972.91
      6. Last Scheduled Payment Liquidation Proceeds	21,099.13
      7. Recoveries of Level Pmt & Last Sched. Pmt on
	Previously Defaulted Rec.			867,472.47
P. Pool Balances
      1. Total Pool Balance				829,460,045.28
      2. Level Pay Pool Balance				711,830,255.86
      3. Last Scheduled Payment Pool Balance		117,629,789.42
      4. Deferred Receivables				0.00
Q. Principal Bal. of Subsequent Rec. Sold This
	Period as of Transfer Date
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total Principal Balance			0.00

IV.  INPUTS DERIVED FROM OTHER SOURCES
A. Reserve Account Investment Income			44,146.32
B. Collection Account Investment Income			41,440.95
C. Payahead Account Investment Income			65.14
D. Yield Supplement Account Investment Income		0.00
E. Pre-Funding Account Investment Income		0.00
F. Negative Carry Account Investment Income		0.00

V. PRE-FUNDING ACTIVITY
A. Subsequent Receivables Sold This Period
      1. Principal Balance of Subsequent
	Receivables Sold This  Period			0.00
      2. Subsequent Cutoff Date for Subsequent
	Receivables Sold This  Period			n/a
      3. Subsequent Transfer Date for Subsequent
	Receivables Sold This  Period			n/a
      4. Deposit to Reserve Account for Subsequent
	Receivables Sold This  Period			0.00
      5. Deposit to Yield Supplement Acct. for
	Subsequent Rec. Sold This  Period		0.00
      6. Deposit to Payahead Acct. for Subsequent
	Receivables Sold This  Period			0.00
      7. Amount Paid to Seller for Subsequent
	Receivables Sold This Period			0.00
B. End of Pre-Funding Period 				9/21/00
C. Pre-Funded Amount
      1. Beginning Pre-Funding Amount			0.00
      2. Principal Balance of Subsequent
	Receivables Sold This  Period			0.00
      3. Deposit to Reserve Account for Subsequent
	Receivables Sold This  Period			0.00
      4. Deposit to Yield Supplement Account for
	Subsequent Rec. Sold This  Period		0.00
      5. Remaining Pre-Funded Amt Payable to
	Noteholders This Due to End of Pre-Funding
	Period						0.00
      6. Remaining Pre-Funded Amt Payable to
	Noteholders This Period Due to
	Balance Less Than $100,000			0.00
      7.   Remaining Pre-Funded Amount Payable to
	Seller (MART) This Period Due to End of
	Pre-Funding Period				0.00
      8.  Amount deposited to Pre-Funding and
	Reinvestment Account				0.00
      9.  Remaining Pre-Funded Amount			0.00
D. Negative Carry Account
      1. Calculation of Negative Carry Amount for
	the Current Period
            a. Accrued Note Interest for
		this Period				4,066,915.86
            b. Pre-Funded Percentage			0.00%
            c. Net Investment Earnings on the
		Pre-Funded Amount			0.00
            d. Negative Carry Amount for the
		Current Period				0.00
      2. Maximum Negative Carry Amount
            a. Weighted Average Rate based on
		Ending Note Balances			7.1465%
            b. Note Percentage based on Ending
		Note Balances				81.842%
            c. Remaining Pre-Funded Amount		0.00
            d. Actual Number of Days From Pmt Date
		to End of Pre-Funding Period		0
            e. Maximum Negative Carry Amount		0.00
            f. Required Negative Carry Account Balance	0.00
      3. Amount deposited to Negative Carry Account	0.00
E. Total Subsequent Receivables Sold as of
	Related Cutoff Dates
      1. Level Pay Balance				0.00
      2. Last Scheduled Payment Balance			0.00
      3. Total						0.00
F. Total Initial and Subsequent Receivables
	Sold as of Related Cutoff Dates
      1. Level Pay					1,547,664,535.91
      2. Last Scheduled					143,850,377.52
      3. Total						1,691,514,913.43
G. Specified Reserve Balance				40,408,546.71

VI.  COLLECTIONS
A. 'Level Payments Received (Excluding Repurchases)
      1. Total Collections for Precomputed
	Contracts (Level Pmt Only) 			348,141.19
      2. Collected Principal on Simple Interest
	Contracts (Level Pmt Only)			32,285,671.21
      3. Collected Interest on Simple Interest
	Contracts (Level Pmt Only) 			4,735,681.72
     Total Level Payments Received			37,369,494.12

B. Last Scheduled Payment Principal Collections
	(Excl. Repurchases)				1,190,006.24
C. Remaining Pre-Funded Amount Due to Noteholders	0.00
D. Net Change in Payahead Account Balance 		(658.67)
E. Net Liquidation Proceeds and Recoveries Received 	1,573,544.51
F. Principal and Interest on Purchased or
	Repurchased Contracts 				0.00
G. Exclusion of Rule of 78's Payments 			0.00
H. Net Servicer Advances/(Reimbursements) 		76,493.90
I. Yield Supplement Amount 				0.00
J. Net Investment Earning on the Pre-Funding Account	0.00
K. Negative Carry Amount 				0.00
L. Paid to Seller (MART) for Purchase of
	Additional (Reinvested) Receivables		0.00
M. Available Funds					$40,208,880.10

VII.  DISTRIBUTIONS
A. Principal Distribution Amount
      2. Total Scheduled Principal			34,543,439.67
      3. Principal Carrryover Shortfall			0.00
      4. Remaining Pre-Funded Amount Due To
	Noteholders					0.00
      5. Total Principal Distribution Amount		34,543,439.67
B. Total Required Payment
      1. Total Servicing Fee  				1,722,400.03
      2. Accrued Note Interest  Due
            a. Class A-1				0.00
            b. Class A-2				0.00
            c. Class A-3 				1,065,190.86
            d. Class A-4				2,265,600.00
            e. Class B 					736,125.00
            f. Total Accrued Note Interest		4,066,915.86
      3. Principal Distribution Amount Due
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3				34,543,439.67
            d. Class A-4				0.00
            e. Class B 					0.00
            f. Total Principal Distribution Amount	34,543,439.67
      4. Total Required Payment 			40,332,755.56
      5. Available Funds				40,208,880.10
      6.  Reserve Account TRP Draw Amount		123,875.46
      7. Total Available Funds				$40,332,755.56
C. Current Period Payments
      1. Servicing Fee paid	 			1,722,400.03
      2. Interest Paid
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				1,065,190.86
            d. Class A-4				2,265,600.00
            e. Class B					736,125.00
            f. Total Interest Paid			4,066,915.86
      3. Remaining Available Funds			34,543,439.67
      4. Principal Payments
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				34,543,439.67
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Principal Payments			34,543,439.67
D. Current Period Shortfalls
      1. Interest Carryover Shortfall
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				0.00
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Interest Carryover Shortfall	0.00
      2. Principal Carryover Shortfall
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				0.00
            d. Class A-4				0.00
            e. Class B					0.00
            f. Total Principal Carryover Shortfall	0.00
      3. Servicing Fee Carryover Shortfall		0.00
E. Reserve Account
      1.  Beginning Reserve Account Balance		40,408,546.71
      2.  Plus:  Deposit to Reserve Acct. for
	Subsequent Rec. Sold This Period		0.00
      3.  Plus: Reserve Account Investment Income	44,146.32
      4.  Less: Reserve Account Advance Draw Amount	0.00
      5.  Less: Reserve Account TRP Draw Amount		123,875.46
      6.  Reserve Account Balance before Deposit to
	Reserve Account					40,328,817.57
      7.  Specified Reserve Account Balance		40,408,546.71
      8.  Amt. Necessary to Reinstate Reserve Acct.
	to Specified Reserve Balance 			79,729.14
      9.  Funds Available for Deposit to Reserve
	Account						0.00
     10. Amount Deposited to Reserve Account		0.00
     11. Reserve Account Investment Income Released
	to Seller					0.00
     12. Ending Reserve Account Balance			40,328,817.57
F. Excess Funds Deposited to Certificate
	Distribution Account				0.00
G. Total Distributions					$40,332,755.56

VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning	End
A. Balances and Principal Factors	of Period	of Period
      1. Total Pool Balance		$866,880,039.09	$829,460,045.28
      2. Total Pool Factor		0.4529480	0.4333959
      3. Level Payment Pool Balance	747,289,595.75 	711,830,255.86
      4. Level Payment Pool Factor	0.4221947	0.4021613
      5. Last Scheduled Payment Pool
	Balance				119,590,443.34 	117,629,789.42
      6. Note Balance
            a. Class A-1 		0.00 		0.00
            b. Class A-2 		0.00 		0.00
            c. Class A-3 		182,604,147.64 	148,060,707.97
            d. Class A-4		384,000,000.00 	384,000,000.00
            e. Class B			117,000,000.00 	117,000,000.00
            f. Total			683,604,147.64 	649,060,707.97
      7. Pool Factor
            a. Class A-1 		0.0000000	0.0000000
            b. Class A-2 		0.0000000	0.0000000
            c. Class A-3 		0.3726615	0.3021647
            d. Class A-4		1.0000000	1.0000000
            e. Class B			1.0000000	1.0000000
      8. Certificate Balance		144,000,015.15 	144,000,015.15
      9. Certificate Pool Factor	1.0000000	1.0000000
    10. Adjusted Principal Balance	827,604,162.79 	793,060,723.12
    11. Yield Supplement Over
	Collatralization		39,275,876.30 	36,399,322.16

B. Portfolio Information
      1. Weighted Average Coupon of
	Portfolio (WAC)			6.613% 		6.618%
      2. Weighted Average Remaining
	Term to Maturity of
	Portfolio (WAM) 		33.59 		32.62
      3. Remaining Number of
	Receivables			59,516 		58,266

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A. Realized Losses for Collection Period		2,834,517.01
B. Realized Losses for Collection Period Less
	Recoveries					1,967,044.54
C. Cumulative Losses for all Periods  			58,565,102.31
D. Delinquent and Repossessed Contracts
			Contracts	Amount
1.   30-59 Days
	Delinquent	1672 	2.87%	$27,026,318.93 	3.26%
2.   60-89 Days
	Delinquent	336 	0.58%	$5,567,026.88 	0.67%
3.   90 Days or more
	Delinquent	370 	0.64%	$6,567,057.30 	0.79%
4.   Vehicles Repossessed During
     Collection Period	163 	0.27%	$1,945,852.40

X.  AVERAGE LOSS AND DELINQUENCY RATIOS

A. Annualized Ratio of Realized Losses to Pool
	Bal. for Each Collection Period
      1.    Second Preceding Collection Period		3.02%
      2.    Preceding Collection Period			2.92%
      3.    Current Collection Period 			3.92%
      4.    Three Month Average 			3.29%

B. Annualized Net Loss 					2.72%

C. Ratio of Balance of Contracts Delinquent
	60 Days or More to the Pool Balance as of the
	End of the Collection Period
     1.    Second Preceding Collection Period		1.08%
     2.    Preceding Collection Period			1.72%
     3.    Current Collection Period 			1.40%
4. Three Month Average 					1.40%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A. Transfers Into Collection Account
      1. Transfer of Daily Collections			40,133,044.87
      2. Yield Supplement Amount from MMCA		0.00
      3. Net Servicer Advances (if positive) 		76,493.90
      4. Reserve Account Draw for Total Required
	Payment 					123,875.46
      5. Deposit from Payahead Account  		0.00
      6. Collection Account Investment Income  		41,440.95
      7. Transfer of Negative Carry Amount from
	Negative Carry Account				0.00
      8. Transfer of Net Earnings on Pre-Funding
	Account						0.00
     9.  Transfer of PreFunding Account Balance due
	to End of Pre-Funding Period			0.00
    10. Total Transfers Into Collection Account		$40,374,855.18
B. Transfers from Collection Account
      1. To Servicer
            a. Total Servicing Fee			1,722,400.03
            b. Rule of 78's Payment			0.00
            c. Net Reimbursement of Servicer
		Advance or Payments Due Prior to
		Cutoff Date				0.00
            d. Less:  Total Principal and Interest
		on Repurchases				0.00
            e. Total To Servicer (Net of Total
		Repurchases)				1,722,400.03

      2.  Paid  to Seller for Purchase of Additional
		Receivables				0.00
      3. Total Required Payment Distributed (Net of
		Total Servicing Fee)			38,610,355.53
      4. Deposit to Payahead Account 			658.67
      5. Deposit to Reserve Account 			0.00
      6. Deposit To Certificate Distribution Account
            a. Excess Funds				0.00
            b. Collection Account Investment Income	41,440.95
            c. Total to Certificate Distribution
		Account					41,440.95
      7. Total Transfers from Collection Account	$40,374,855.18

XII.  RECONCILIATION OF RESERVE ACCOUNT
A. Beginning Balance of Reserve Account			40,408,546.71
B. Transfers Into Reserve Account
      1. Reserve Account Deposit from Available
	Funds 						0.00
      2. Reserve Account Investment Income		44,146.32
      3. Transfer from Pre-Funding Account for
	Subsequent Receivables				0.00
      4. Total Transfers Into Reserve Account		44,146.32
C. Total Transfers In and Beginning Balance		$40,452,693.03
D. Distributions From Reserve Account
      1. Transfer to Servicer for Reserve
	Account Advance Draw Amount			0.00
      2. Transfer to Collection Account for
	Reserve Account TRP Draw Amount  		123,875.46
      3. Reserve Account Investment Income to
	Seller (MART)  					0.00
      4. Total Transfers From Reserve Account		123,875.46
E. Ending Balance					40,328,817.57
F. Total Distributions and Ending Balance		$40,452,693.03

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A. Beginning Balance of Payahead Account		61,243.37
B. Transfers Into Payahead Account
      1. Net Payahead Transfer from Collection
	Account						658.67
      2. Payahead Account Investment Income		65.14
      3. Transfer from Pre-Funding Account for
	Subsequent Receivables				0.00
      4. Total Transfers Into Payahead Account		723.81
C. Total Transfers In and Beginning Balance		$61,967.18
D. Distributions From Payahead Account
      1. Net Payahead Transfer to Collection Account	0.00
      2. Transfer Investment Income to Servicer		65.14
      3. Total Transfers From Payahead Account		65.14
E. Payahead Account Ending Balance			61,902.04
F. Total Distributions and Ending Balance		$61,967.18

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A. Beginning Balance of Yield Supplement Account 	0.00
B. Transfers IntoYield Supplement Account
      1. Yield Supplement Account Investment Income   	0.00
      3. Transfer from Pre-Funding Account for
	Subsequent Receivables				0.00
      4. Total Transfers Into Yield Supplement
	Account						0.00
C. Total Transfers and Beginning Balance  		$0.00
D. Distributions From Yield Supplement Account
      1. Yield Supplement Amount to
	Collection Account				0.00
      2. Transfer Investment Income to Seller
	(MART)  					0.00
      3. Transfer Reduction in Specified Yield
	Suppl. Acct. Bal. to Seller (MART)		0.00
      4. Total Transfers From Yield Supplement
	Account						0.00
E. Specified Yield Supplement Account
	Ending Balance 					0.00
F. Total Distributions and Ending Balance		$0.00

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A. Transfers Into Note Payment Account
      1. Total Required Payment Distributed
	(less Total Servicing Fee) from
	Collection Account				38,610,355.53
      2. Total Transfers Into Note Payment
	Account						$38,610,355.53
B. Distributions from Note Payment Account
      1. Payments to Noteholders
            a. Class A-1 				0.00
            b. Class A-2 				0.00
            c. Class A-3 				35,608,630.53
            d. Class A-4				2,265,600.00
            e. Class B					736,125.00
            f. Total Payments to Noteholders		38,610,355.53
      2. Ending Balance of Note Payment Account		0.00
C. Total Distributions and Ending Balance		$38,610,355.53

XVI.  RECONCILIATION OF CERTIFICATE
	DISTRIBUTION ACCOUNT
A. Transfers Into Certificate Distribution Account
      1. Excess Funds Deposited from Collection
	Account						0.00
      2. Collection Account Investment Income		41,440.95
      3. Total Transfers into Certificate
	Distribution Account				$41,440.95
B. Distributions from Certificate Distribution Account
      1. Payments to Certificateholders			41,440.95
      2. Ending Balance					0.00
C. Total Distributions and Ending Balance		$41,440.95

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A. Beginning Balance of Pre-Funding Account		0.00
B. Pre-Funding Account Investment Income		0.00
C. Total Transfers In and Beginning Balance		$0.00
D. Distributions from Pre-Funding Account
      1. Transfer Investment Income to
	Collection Account				0.00
      2. Transfer to Reserve Account for Sale of
	Subsequent Receivables				0.00
      3. Transfer to Yield Supplement Account for
	Sale of Subsequent Receivables			0.00
      4. Transfer to Payahead Account for
	Subsequent Receivables Sold This
	Period						0.00
      5. Transfer to Seller for Sale of
	Subsequent Receivables				0.00
      6. Transfer to Seller (MART) Remaining
	Pre-Funded Amount				0.00
      7. Transfer to Collection Account of
	Remaining Balance Due Noteholders		0.00
      8. Total Transfers From Pre-Funding Account	0.00
E. Pre-Funding Account Ending Balance			0.00
F. Total Distributions and Ending Balance		$0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A. Beginning Balance of Negative Carry Account		0.00
B. Negative Carry Account Investment Income		0.00
C. Total Transfers In and Beginning Balance		$0.00
D. Distributions from Negative Carry Account
      1. Transfer of Negative Carry Amount to
	Collection Account				0.00
      2. Release Investment Income from Negative
	Carry Account to Seller (MART)			0.00
      3. Release Excess Funds from Negative Carry
	Account to Seller (MART)			0.00
      4. Total Transfers From Negative Carry
	Account						0.00
E. Negative Carry Account Ending Balance		0.00
F. Total Distributions and Ending Balance		$0.00

XIX.  DISTRIBUTION SUMMARY
A. Distributions From Collection Account
      1. To Note Payment Account			38,610,355.53
      2. To Servicer (MMCA)				1,722,400.03
      3. To Payahead Account				658.67
      4. To Reserve Account				0.00
      5. To Certificate Distribution Account		41,440.95
      6. Total Distributions From Collection
	Account						$40,374,855.18

B. Distributions From Reserve Account
      1. To Collection Account				123,875.46
      2. To Seller (MART)				0.00
      3. To Servicer (MMCA)				0.00
      4. Total Distributions From Reserve Account	123,875.46

C. Distributions From Payahead Account
      1. To Collection Account				0.00
      2. Investment Income to Servicer (MMCA)		65.14
      3. Total Distributions From Payahead Account	65.14

D. Distributions From Yield Supplement Account
      1. To Collection Account				0.00
      2. Investment Income to Seller (MART)		0.00
      3. Reduction in Specified Yield Suppl. Acct.
	Balance to Seller (MART)			0.00
      4. Total Distributions From Yield Supplement
	Account						0.00

E. Distributions From Pre-Funding Account
      1. To Reserve Account				0.00
      2. To Yield Suplement Account			0.00
      3. To Collection Account				0.00
      4. To Payahead Account				0.00
      5. To Seller for Sale of Subsequent
	Receivables					0.00
      6. Total Distributions from Negative Carry
	Account						0.00

F. Distributions From Negative Carry Account
      1. To Collection Account				0.00
      2. To Seller (MART)				0.00
      3. Total Distributions from Negative
	Carry Account					0.00

G. Total Distributions From All Accounts		$40,498,795.78
H. Total Distributions From All Accounts to:
      1. Note Payment Account				38,610,355.53
      2. Servicer (MMCA)				1,722,465.17
      3. Seller (MART)					0.00
      4. Collection Account				123,875.46
      5. Certificate Distribution Account		41,440.95
      6. Reserve Account				0.00
      7. Payahead Account				658.67
      8. Yield Supplement Account			0.00
      9. Total Distributions From All Accounts		$40,498,795.78